THE ALGER FUNDS
ALGER MONEY MARKET FUND

Supplement Dated October 24, 2008 to the
Prospectus Dated September 24, 2008
As supplemented to date

The Fund has filed a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guaranty Program for Money Market Funds (the "Program"). The Fund's participation in the Program is not certain until the Guarantee Agreement is reviewed and accepted by the Treasury, which is expected to take up to 14 days.

Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund's net asset value per share falls below $0.995 and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

Fund shares acquired by investors after September 19, 2008 that cause an investor's account to exceed the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of $5,546.66. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is extended, the Fund will consider whether to continue to participate and pay any additional fees.

Please visit the Treasury's website at http://www.ustreas.gov, for more information on the Program.

AS102408